UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of Registrant as specified in charter)

2390 Western Avenue, Guilderland, NY  12084

 (Address of principal executive offices)(Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

2390 Western Avenue, Guilderland, NY  12084

 (Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant's telephone number, including area code: (518) 690-0470

Date of fiscal year end: March 31

Date of reporting period: September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Adirondack Small Cap Fund

ADKSX

SEMI-ANNUAL REPORT

September 30, 2016

(Unaudited)

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY

SEPTEMBER 30, 2016 (UNAUDITED)

Dear Fellow Shareholders,

The Adirondack Small Cap Fund’s NAV at September 30th was $21.22, up 11.39% from its March 31st fiscal year-end.  The Fund’s benchmark index (Russell 2000® Value Index) returned 13.55% during the same period.  The top ten holdings represented 23.8% of the portfolio and the turnover for the first six months of the fiscal year was 18.82%.*

During the past six months, the small cap market steadily rose despite a brief pullback following the surprise Brexit results in late June.  The Fund, however, remained flat during the 2nd quarter before sharply rising during the latter half of the summer and into September.  The market in the spring was decidedly defensive due to a weak start to the year and a realization that any interest rate increase by the Fed would not be imminent.  The appetite for yield assets was material, particularly benefiting dividend producing sectors such as Utilities and REITs.  By mid-year, however, domestic economic news started improving and the desire for risk increased.  Another major driver of the market was oil.  Its ascent since bottoming in January has had a significant impact on Materials and Industrials, with the more financially leveraged companies within these sectors seeing the most outsized performance.  Leverage runs counter to our philosophy of investing in companies with relatively stronger balance sheets and/or cash flows, and much of our underperformance versus our benchmark resulted from not fully participating in this rally.

Two of our top performing positions were Nationstar Mortgage (NSM) and Vonage (VG), increasing 49.60% and 44.64%, respectively.  Nationstar has bounced back after being drubbed by sharp interest rate declines earlier this year.  While their business model continues to evolve, it is still primarily designed for a rising interest rate environment.  Higher rates extend servicing portfolio durations as fewer people refinance.  This, in turn, leads to greater earnings and cash flow for Nationstar.  The announcement of several large sub-servicing contract awards earlier this year was also helpful.  Even with the rebound during the past six months, we think there’s room for more upside as their story still appears to be unappreciated by the markets.  Vonage also returned to investors’ good graces as people began to understand the potential value of the recent acquisition of Nexmo.  This acquisition has allowed Vonage a foothold into the CPaaS (Communication Platform as a Service) arena.  Uber’s customer communications platform is a good example of this emerging technology.  Vonage is now the #2 player in this rapidly growing market behind Twilio and we expect Vonage’s call termination capabilities to provide a competitive advantage as this market evolves.   Vonage’s entrance into this developing field, along with the continued growth of their cloud based communication business (UCaaS), should bode well for further upward valuation.  (As of 9/30/16, NSM and VG represented 2.22% and 3.32% of the portfolio, respectively.)

A few stocks within Technology and Health Care detracted from the Fund's performance.  These sectors were the two best performers in the index behind Materials.  Collectively our picks within these sectors did not keep pace.  In the case of Technology, SeaChange (SEAC) was the largest detractor declining nearly 46% during the past six month due to disappointing earnings and a new CEO who reset the direction and strategy for using their balance sheet to drive growth.  Although we still think the technology has value, the investment thesis is being reevaluated given the CEO transition and a shift in the company’s approach to its business.  (As of 9/30/16, SEAC represented 0.45% of the portfolio.)   Within Health Care there were no specific holdings that materially impacted the portfolio.  Rather, it was a lack of exposure to

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

SEPTEMBER 30, 2016 (UNAUDITED)

biotechnology stocks that detracted from relative performance.  Biotechs were up 32.21% during the period, thus a significant contributor to the sector’s 18.57% return (versus 6.36% return for the Fund). Biotechnology is among the more speculative areas of the market and we simply do not have the expertise to invest in that space.

With the impending US election, a likely December interest rate hike, and European markets still trying to find their footing, we anticipate increased volatility into year-end.  At Adirondack Funds, we continue to steadily move forward.  Earlier this year we expanded our investment team, welcoming Tim Long as the Director of Research.  Having worked with Tim previously, he has remained a longtime friend and supporter of the Fund.  He has covered the small cap space for more than 25 years and views investments as we do - recognizing that exceptional opportunities are available to those willing to apply patience and common sense in the face of negative sentiment.  We are also pleased to announce that we further reduced our management fee in August in a continued effort to reduce shareholder expenses.  We thank you for your continued investment in The Adirondack Small Cap Fund.  For the most up-to-date information on your investment, please visit our website at www.adirondackfunds.com or call us at (518) 690-0470.

Sincerely,

Matt Reiner, CFA

        Greg Roeder, CFA

Portfolio Manager

        Portfolio Manager

mreiner@adirondackfunds.com

        groeder@adirondackfunds.com

*Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 888-686-2729, or visiting www.adirondackfunds.com.

**Per the prospectus dated 8/1/16, the Fund’s gross annual operating expense ratio is 1.25%. The Advisor has contractually agreed to waive fees or reimburse the Fund to the extent necessary to maintain the Fund’s total annual operating expenses at 1.48% until August 1, 2017, subject to termination by the Fund on 60 days’ written notice.  The annualized expense ratio for the six months ending September 30 was 1.32%.

The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-686-2729, or visiting www.adirondackfunds.com. Read it carefully before investing.  The Adirondack Small Cap Fund is distributed by Rafferty Capital Markets, LLC, Garden City, NY 11530.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

Portfolio turnover represents the percentage of securities which are bought and sold during a specific period.  Duration is the measure of a financial asset’s sensitivity to interest rate changes.

THE ADIRONDACK SMALL CAP FUND

TOP TEN HOLDINGS, as a Percentage of the Fund’s Net Assets

SEPTEMBER 30, 2016 (UNAUDITED)

1.	Vonage Holdings Corp.	3.32%
2.	FLY Leasing Ltd. (Ireland)	2.43%
3.	MFA Financial, Inc.	2.36%
4.	Greenhill & Co., Inc.	2.36%
5.	LSI Industries, Inc.	2.28%
6.	Endurance Specialty Holdings Ltd. (Bermuda)	2.28%
7.	KCG Holdings, Inc.	2.24%
8.	Nationstar Mortgage Holdings, Inc.	2.22%
9.	Vishay Intertechnology, Inc.	2.20%
10.	Owens Illinois, Inc.	2.18%

* Excludes Fund's Money Market positions.

THE ADIRONDACK SMALL CAP FUND

PERFORMANCE ILLUSTRATION

SEPTEMBER 30, 2016 (UNAUDITED)

Adirondack Small Cap Fund
Comparison of the Change in Value of a $10,000 Investment in the Adirondack Small Cap Fund, the Russell 2000 Index and the Russell 2000 Value Index.

$31,000
$29,000
$27,000
$25,000
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
4/6/2005
9/30/2005
3/31/2006
9/30/2006
3/31/2007
9/30/2007
3/31/2008
9/30/2008
3/31/2009
9/30/2009
3/31/2010
9/30/2010
3/31/2011
9/30/2011
3/31/2012
9/30/2012
3/31/2013
9/30/2013
3/31/2014
9/30/2014
3/31/2015
9/30/2015
3/31/2016
9/30/2016
Adirondack Small Cap Fund $28,149
Russell 2000 Index $23,792
Russell 2000 Value Index $21,662

Average Annual Total Returns (a) (for periods ended September 30, 2016)
	Six Months	1 Year	3 Year	5 Year	10 Year	Since Inception
Adirondack Small Cap Fund *	11.39%	16.15%	5.72%	14.07%	8.77%	9.43%
Russell 2000 Index **	13.18%	15.47%	6.71%	15.82%	7.07%	7.84%
Russell 2000 Value Index ***	13.55%	18.81%	6.77%	15.44%	5.78%	6.96%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was April 6, 2005.

**The Russell 2000 is a common benchmark for mutual funds that identify themselves as "small-cap".  It is a widely quoted measure of the overall performance of the small-cap to mid-cap company shares.

***Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price/book ratios and lower predicted growth rates.

This chart assumes an initial investment of $10,000 made on April 6, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-888-686-2729.

THE ADIRONDACK SMALL CAP FUND

PORTFOLIO ILLUSTRATION

SEPTEMBER 30, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
19.72%
Utilities
0.49%
Basic Materials
2.71%
Cash Equivalent
5.30%
Communication Services
5.13%
Consumer Cyclical
18.92%
Consumer Defensive
1.61%
Energy
5.18%
Financial Services
20.95%
Healthcare
6.11%
Industrials
11.52%
Real Estate
2.36%

Sectors are categorized using Morningstar® classifications.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016 (UNAUDITED)

Shares		Value

COMMON STOCKS - 91.26%

Accident & Health Insurance - 1.25%
223,796	CNO Financial Group, Inc. (1 Right per share, exp. 12/31/17)	$ 3,417,365

Air Transportation Scheduled - 1.15%
183,005	JetBlue Airways Corp. *	3,155,006

Aircraft Parts & Auxiliary Equipment - 0.90%
346,991	LMI Aerospace, Inc. *	2,474,046

Biotechnology Research & Products - 2.00%
414,728	Trinity Biotech Plc. (Ireland) *	5,482,704

Cogeneration Services & Small Power Producers - 1.69%
301,800	Covanta Holding Corp.	4,644,702

Computer Processing & Data Preparation - 1.80%
3,019,460	IPASS, Inc. *	4,921,720

Computer Programming, Data Processing, Etc. - 0.77%
118,885	Autobytel, Inc. *	2,116,153

Crude Petroleum & Natural Gas - 2.37%
84,900	Carrizo Oil & Gas, Inc. *	3,448,638
498,416	Tetra Technologies, Inc. *	3,045,322
		6,493,960
Deep Sea Foreign Transportation of Freight - 1.68%
77,320	Seacor Holdings, Inc. *	4,599,767

Electric Lighting & Wiring Equipment - 2.93%
556,081	LSI Industries, Inc.	6,244,790
1,340,258	Orion Energy Systems, Inc. *	1,782,543
		8,027,333
Electronic Components & Accessories - 3.72%
224,348	CTS Corp.	4,172,873
427,560	Vishay Intertechnology, Inc.	6,024,320
		10,197,193
Fabricated Plate Work (Boiler Shops) - 2.27%
753,498	Global Power Equipment Group, Inc. *	3,134,552
616,577	McDermott International, Inc. *	3,089,051
		6,223,603

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2016 (UNAUDITED)

Shares		Value

Fire, Marine & Casualty Insurance - 3.42%
95,288	Endurance Specialty Holdings Ltd. (Bermuda)	$ 6,236,600
78,380	Selective Insurance Group, Inc.	3,124,227
		9,360,827
Footwear, (No Rubber) - 1.68%
200,134	Wolverine World Wide, Inc.	4,609,086

Glass Containers - 2.18%
324,897	Owens Illinois, Inc. *	5,974,856

Gold And Silver Ores - 0.63%
98,000	Pan American Silver Corp. (Canada)	1,726,760

Greeting Cards - 1.32%
141,776	CSS Industries, Inc.	3,626,630

Heavy Construction Other Than Building Construction - Contractors - 2.02%
714,408	Sterling Construction Co., Inc. *	5,529,518

Home Health Care - 0.20%
427,674	Hooper Holmes, Inc. *	538,869

Ice Cream & Frozen Desserts - 1.60%
267,917	Dean Foods Co.	4,393,839

Industrial & Commercial Fans & Blowers & Air Purifying Equipment - 0.22%
53,378	CECO Environmental Corp.	602,104

Instruments for Measuring & Testing of Electricity & Electronic Signals - 1.61%
728,559	Xcerra Corp. *	4,415,067

Leisure Time - 2.13%
503,103	Callaway Golf Corp.	5,841,026

Life Insurance - 3.70%
867,882	Genworth Financial, Inc. Class A *	4,304,695
28,350	National Western Life Group, Inc. Class A *	5,822,239
		10,126,934
Meat Packing Plants - 1.94%
1,545	Seaboard Corp. *	5,314,800

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2016 (UNAUDITED)

Shares		Value

Medical & Dental Instruments & Supply - 2.13%
136,135	Cryolife, Inc. *	$ 2,391,892
98,987	Owens & Minor, Inc.	3,437,818
		5,829,710
Mining, Quarrying of Nonmetallic Mineral - 0.16%
78,066	Hecla Mining Co.	444,976

Miscellaneous Chemical Products - 0.58%
84,115	Orion Engineered Carbons S.A. (Luxembourg)	1,576,315

Mortgage Bankers & Loan Correspondents - 2.22%
409,952	Nationstar Mortgage Holdings, Inc. *	6,071,389

Motor Vehicle Parts & Accessories - 1.65%
215,453	Dana Holding Corp.	3,358,912
39,485	Superior Industries International, Inc.	1,151,383
		4,510,295
Operative Builders - 1.69%
350,342	TRI Pointe Group, Inc. *	4,617,508

Orthopedic, Prosthetic, & Surgical Appliances & Supplies - 1.78%
435,912	Invacare Corp.	4,869,137

Photographic Equipment & Supplies - 0.33%
60,184	Eastman Kodak Co. *	902,760

Printed Circuit Boards - 2.37%
88,273	Benchmark Electronics, Inc. *	2,202,411
150,340	Sanmina Corp. *	4,280,180
		6,482,591
Production Technology Equipment - 1.12%
543,744	Electro Scientific Industries, Inc. (1 Right per share, exp. 5/18/19) *	3,066,716

Radio & TV Broadcasting & Communications Equipment - 0.45%
410,601	SeaChange International, Inc. *	1,227,697

Retail-Apparel & Accessory Stores - 0.79%
184,697	Express, Inc. *	2,177,578

Retail-Auto Dealers & Gasoline Stations - 1.38%
526,734	TravelCenters of America LLC. *	3,771,415

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2016 (UNAUDITED)

Shares		Value

Retail-Miscellaneous Shopping Goods Stores - 0.99%
759,677	Office Depot, Inc.	$ 2,712,047

Savings Institution, Federally Chartered - 1.49%
334,860	Brookline Bancorp, Inc.	4,081,943

Security Brokers, Dealers, & Flotation Companies - 4.60%
274,006	Greenhill & Co., Inc.	6,458,321
395,328	KCG Holdings, Inc. *	6,139,444
		12,597,765
Semiconductors & Related Devices - 1.42%
238,391	NeoPhotonics Corp. *	3,895,309

Services-Computer Integrated Systems Design - 2.45%
428,561	Allscripts Healthcare Solutions, Inc. *	5,644,148
36,699	NetScout Systems, Inc. *	1,073,446
		6,717,594
Services-Computer Programming Services - 0.49%
298,721	RealNetworks, Inc. *	1,332,296

Services-Miscellaneous Equipment Rental & Leasing - 2.43%
574,079	FLY Leasing Ltd. (Ireland) *	6,653,576

Services-Motion Picture & Video Tape Production - 1.00%
380,791	Gaiam, Inc. Class A *	2,741,695

Special Industry Machinery - 2.03%
419,238	Axcelis Technologies, Inc. *	5,567,481

Sporting & Athletic Goods, NEC - 1.97%
1,049,606	Black Diamond, Inc. *	5,394,975

Steel Pipes and Tubes - 1.04%
241,365	Northwest Pipe Co. (1 Right per share, exp. 6/28/19)*	$ 2,850,521

Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 0.30%
79,083	TimkenSteel Corp. *	826,417

Surety Insurance - 2.22%
561,400	MGIC Investment Corp. *	4,491,200
207,925	NMI Holdings, Inc. Class A *	1,584,388
		6,075,588

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2016 (UNAUDITED)

Shares		Value

Telephone Communications (No Radio Telephone) - 3.32%
1,376,822	Vonage Holdings Corp. *	$ 9,100,793

Television Broadcasting Stations - 2.11%
364,325	E.W. Scripps Co. *	5,792,767

Title Insurance - 1.08%
66,833	Stewart Information Services, Corp.	2,970,727

Water Supply - 0.49%
233,704	Pure Cycle Corp. *	1,341,461

TOTAL FOR COMMON STOCKS (Cost $215,838,712) - 91.26%		250,014,910

PREFERRED STOCK - 0.95%

Life Insurance - 0.95%
149,470	Phoenix Companies, Inc. 7.45% 1/15/32	2,615,725
TOTAL FOR PREFERRED STOCK (Cost $3,149,774) - 0.95%		2,615,725

REAL ESTATE INVESTMENT TRUST - 2.36%
863,752	MFA Financial, Inc.	6,460,865
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $6,248,111) - 2.36%		6,460,865

SHORT-TERM INVESTMENT - 5.30%
14,512,693	Federated Treasury Obligation Fund - Institutional Shares 0.19% **	14,512,693
TOTAL SHORT-TERM INVESTMENT (Cost $14,512,693) - 5.30%		14,512,693

TOTAL INVESTMENTS (Cost $239,749,290) - 99.87%		273,604,193

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.13%		348,835

NET ASSETS - 100.00%		$273,953,028

* Non-income producing securities during the period.

** Variable rate security; the money market rate shown represents the yield at September 30, 2016.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2016 (UNAUDITED)

Assets:
Investments in Securities, at Value (Cost $239,749,290)	$ 273,604,193
Receivables:
Securities Sold	834,211
Dividends and Interest	340,879
Shareholder Subscriptions	83,435
Prepaid Expenses	31,727
Total Assets	274,894,445
Liabilities:
Securities Purchased	236,660
Shareholder Redemptions	412,427
Due to Advisor	257,319
Due to Trustees	6,517
Accrued Expenses	28,494
Total Liabilities	941,417

Net Assets	$ 273,953,028

Net Assets Consist of:
Paid In Capital	$ 230,256,118
Accumulated Net Investment Loss	(235,806)
Accumulated Realized Gain on Investments	10,077,813
Unrealized Appreciation in Value of Investments	33,854,903
Net Assets, for 12,909,295 Shares Outstanding	$ 273,953,028

Net Asset Value Per Share	$ 21.22

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF OPERATIONS

        For the Six Months Ending September 30, 2016 (UNAUDITED)

Investment Income:
Dividends (net of $368 of foreign tax withheld)	$ 1,472,121
Interest	149,001
Total Investment Income	1,621,122

Expenses:
Advisory	1,631,961
Transfer Agent	39,617
Legal	12,435
Custodian	18,244
Audit	9,580
Trustee	35,400
Chief Compliance Officer	15,745
Insurance	6,193
Registration and Filing Fees	20,491
Printing & Mailing	18,545
Miscellaneous Fees	7,444
Total Expenses	1,815,655

Net Investment Loss	(194,533)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	13,417,199
Net Change in Unrealized Appreciation on Investments	16,104,808
Realized and Unrealized Gain on Investments	29,522,007

Net Increase in Net Assets Resulting from Operations	$ 29,327,474

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	9/30/2016	3/31/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (194,533)	$ (359,499)
Net Realized Gain (Loss) on Investments	13,417,199	(1,454,553)
Unrealized Appreciation (Depreciation) on Investments	16,104,808	(30,973,585)
Net Increase (Decrease) in Net Assets Resulting from Operations	29,327,474	(32,787,637)

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	(9,779,942)
Total Dividends and Distributions Paid to Shareholders	-	(9,779,942)

Capital Share Transactions	(41,021,791)	63,225,495

Total Increase (Decrease) in Net Assets	(11,694,317)	20,657,916

Net Assets:
Beginning of Period	285,647,345	264,989,429

End of Period (Including Undistributed Net Investment Income (Loss) of $(235,806) and $(41,273), respectively)
	$273,953,028	$285,647,345

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the period:

	(Unaudited) Six Months Ended 9/30/2016		Years Ended
			3/31/2016	3/31/2015	3/31/2014	3/31/2013	3/31/2012

Net Asset Value, at Beginning of Period	$ 19.05		$ 22.07	$ 22.94	$ 17.96	$ 15.74	$ 16.38

Income From Investment Operations:
Net Investment Income (Loss) *	(0.01)		(0.03)	(0.02)	(0.05)	0.02	0.00
Net Gain (Loss) on Securities (Realized and Unrealized)	2.18		(2.33)	0.63	5.98	2.24	(0.33)
Total from Investment Operations	2.17		(2.36)	0.61	5.93	2.26	(0.33)

Distributions:
Net Investment Income	-		-	-	-	(0.03)	-
Realized Gains	-		(0.66)	(1.48)	(0.95)	(0.01)	(0.31)
Total from Distributions	-		(0.66)	(1.48)	(0.95)	(0.04)	(0.31)

Proceeds from Redemption Fees †	-		-	-	-	-	-

Net Asset Value, at End of Period	$ 21.22		$ 19.05	$ 22.07	$ 22.94	$ 17.96	$ 15.74

Total Return **	11.39%	(b)	(10.71)%	2.87%	33.17%	14.40%	(1.74)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$273,953		$285,647	$264,989	$284,176	$120,146	$91,485
Ratio of Expenses to Average Net Assets
Before Waivers/Recapture	1.32%	(a)	1.32%	1.37%	1.38%	1.44%	1.50%
After Waivers/Recapture	1.32%	(a)	1.32%	1.37%	1.41%	1.48%	1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets
Before Waivers/Recapture	(0.14)%	(a)	(0.13)%	(0.11)%	(0.20)%	0.17%	(0.01)%
After Waivers/Recapture	(0.14)%	(a)	(0.13)%	(0.11)%	(0.23)%	0.14%	0.01%
Portfolio Turnover	18.82%	(b)	32.02%	37.36%	32.97%	30.81%	33.00%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

†  Amount less than $0.005 per share, redemption fees were eliminated for transactions beginning 8/1/2013.

(a) Annualized.

(b) Not Annualized.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016 (UNAUDITED)

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”) is a diversified series of Adirondack Funds (the “Trust”), an open-end investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is the only series currently authorized by the Board of Trustees. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment adviser, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of their financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value according to the procedures described in Note 3.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Financial futures contracts: The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing securities markets or interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2016 (UNAUDITED)

each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the change in daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.  The Fund did not invest in any financial futures contracts during the six months ended September 30, 2016.

Federal Income Taxes:  The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2013-2016, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events:  Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2016 (UNAUDITED)

Note 3. Security Valuations

Processes and Structure

The Trust’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fair Value Pricing Policy

The Fund’s Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.  If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s adviser (“Fair Value” Pricing), subject to review by the Board of Trustees.  The Fund’s Advisor must use reasonable diligence in determining whether market quotations are readily available.  If, for example, the Advisor determines that one source of market value is unreliable, the Advisor must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2016 (UNAUDITED)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, preferred stocks and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Short term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of September 30, 2016:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$250,014,910	$ -	$ -	$250,014,910
Preferred Stocks	2,615,725	-	-	2,615,725
Real Estate Investment Trust	6,460,865	-	-	6,460,865
Short-Term Investment	14,512,693	-	-	14,512,693
	$273,604,193	$ -	$ -	$273,604,193

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2016 (UNAUDITED)

The Fund did not hold any Level 3 assets during the period ended September 30, 2016. The Fund did not hold any derivative instruments at any time during the period ended September 30, 2016. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund's policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

Note 4. Investment Management Agreement

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder and Matthew Reiner, each an officer of the Fund, are shareholders of the Advisor. Stephen Gonick and Louis Morizio are also shareholders of the Advisor.  Under the Agreement, the Advisor earns a monthly fee from the Fund.  Prior to August 1, 2016, the monthly fee was based on an annual rate of 1.20% of the Fund’s average daily net assets.  Effective August 1, 2016, the monthly fee is based on an annual rate of 1.15% of the Fund’s average daily net assets.  Effective August 1, 2016 through July 31, 2017, the Advisor agreed to waive fees or reimburse the Fund should the total operating expenses of the Fund exceed 1.48%.  The Advisor’s obligation to waive fees or reimburse expenses excludes brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses, and costs of acquired funds. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.  As of September 30, 2016, the Advisor did not have any fess or expenses remaining subject to recoupment.  For the six months ended September 30, 2016, the Advisor earned advisory fees of $1,631,961.  As of September 30, 2016, the Fund owed the Advisor $257,319.

Note 5.  Distribution Agreement

The Fund entered into a Distribution Agreement with Rafferty Capital Markets, LLC (“RCM”) on May 30, 2014 (which became effective July 1, 2014), after approval of the Distribution Agreement by the Board of Trustees at a meeting held on May 16, 2014.  Under the Distribution Agreement, RCM acts as the Fund’s principal underwriter in connection with the offering and sale of shares of the Fund.  The Advisor, from its own resources, and not the Fund, is responsible for the payment of the distribution fees to RCM in the amount of $15,000 per year and also any other out-of-pocket expenses which are disclosed in the Distribution Agreement between the Fund and RCM.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2016 (UNAUDITED)

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital was $230,256,118 as of September 30, 2016.  Transactions in capital for the six months ended September 30, 2016 and year ended March 31, 2016 were as follows:

	September 30, 2016		March 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	1,187,952	$ 23,270,936	6,414,301	$ 131,058,243
Shares reinvested	-	-	478,076	9,212,525
Shares redeemed	(3,274,088)	(64,292,727)	(3,901,134)	(77,045,273)
Net increase (decrease)	(2,086,136)	$ (41,021,791)	2,991,243	$ 63,225,495

Note 7. Investment Transactions

For the six months ended September 30, 2016, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $48,943,849 and $82,091,213, respectively.

Note 8. Tax Matters

As of September 30, 2016, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *	$240,974,811

Gross tax appreciation of investments	$ 56,809,331

Gross tax depreciation of investments	(24,179,949)

Net tax appreciation of investments	$ 32,629,382

The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, at March 31, 2016, the following represents the tax basis capital gains and losses and undistributed ordinary income:

Undistributed Ordinary Loss	$ (41,273)
Post-October Capital Loss Deferrals	(1,976,759)
Net Unrealized Appreciation	16,387,468
Total Distributable Earnings	$ 14,369,436

* The difference between the book cost and tax cost of investments represents the tax deferral of losses on wash sales.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2016 (UNAUDITED)

The undistributed ordinary income and capital gains (losses) shown may differ from corresponding accumulated net investment income and accumulated net realized gain (loss) reported on the statement of assets and liabilities due to different book/tax treatment of short-term capital gains and due to certain temporary book/tax differences due to the tax deferral of losses on wash sales.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of March 31, 2016 the Fund elected to defer net capital losses and net ordinary losses in the amounts of $1,976,759 and $41,273, respectively.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

On December 22, 2015, the Fund declared and paid a distribution of $0.65977 per share of long term capital gain and $0.00488 of short term capital gain.

On December 26, 2014, the Fund declared and paid a distribution of $1.09313 per share of long term capital gain and $0.38365 of short term capital gain.

The tax character of distributions paid during the years ended March 31, 2016 and 2015 were as follows:

	March 31, 2016	March 31, 2015
Ordinary Income	$ 71,806	$ 4,750,513
Long-term Gain	$ 9,708,136	$ 13,535,588

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2016 (UNAUDITED)

Note 9.  Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Note 10. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under section 2(a)(9) of the Investment Company Act of 1940, as amended.  As of September 30, 2016, National Financial Service Corp., for the benefit of its customers, owned 46.79% of the Fund. As of September 30, 2016, Charles Schwab & Co., for the benefit of its customers, owned 31.59% of the Fund.

THE ADIRONDACK SMALL CAP FUND

EXPENSE ILLUSTRATION

SEPTEMBER 30, 2016 (UNAUDITED)

 Expense Example

As a shareholder of The Adirondack Small Cap Fund, you incur ongoing costs which typically consist of: management fees, custody fees, transfer agent fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2016 through September 30, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds.  If transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2016	September 30, 2016	April 1, 2016 to September 30, 2016

Actual	$1,000.00	$1,113.91	$7.00
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.45	$6.68

* Expenses are equal to the Fund's annualized expense ratio of 1.32%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

SEPTEMBER 30, 2016 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name, Address and Age	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Kevin Gallagher 2390 Western Avenue, Guilderland, NY 12084 Age: 52	Trustee since March 2005	1	Owner and Managing Partner of Panurgy NY Metro, LLC (information technology services firm) since 2004.
Wade Coton 2390 Western Avenue, Guilderland, NY 12084 Age: 48	Trustee since March 2005	1	Owner, Manchester Homes, LLC since March 2013. Home Builder and Developer, LDM Management Group Inc. from January 2007 to February 2013.
Norman Joseph Plourde 2390 Western Avenue, Guilderland, NY 12084 Age: 53	Trustee since March 2005	1	Principal and General Manager of Operations, Ideal Wood Products since 2006.

Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Age	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Gregory A. Roeder 2390 Western Avenue, Guilderland, NY 12084 Age: 53	President since March 2005	N/A	President and Portfolio Manager, Adirondack Research & Management, Inc. from 2004 to present.
Jarrod H. Becker 45 Nashville Rd. Jericho, VT 05465 Age: 39	Secretary since 2011; Chief Compliance Officer since 2010	N/A

Chief Compliance Officer, Adirondack Research & Management, Inc. from July 2013 to present.  Business Manager, Northern Vermont Resource Conservation and Development Council, Inc. (non-profit) from April 2005 to December 2013.

Matthew P. Reiner 2390 Western Avenue, Guilderland, NY 12084 Age: 51	Treasurer and Principal Financial Officer since March 2005	N/A	CFO and Portfolio Manager, Adirondack Research & Management, Inc. from February 2005 to present.

The Fund’s Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge by calling (888) 686-2729.

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2016 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the SEC on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at the Fund’s transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free (888) 686-2729 to request a copy of the SAI or to make shareholder inquiries.

Renewal of Management Agreement

At the Annual Board Meeting of Adirondack Funds (held May 20, 2016), the Board of Trustees considered renewal of the advisory contract (“Management Agreement”) with Adirondack Research & Management, Inc. (“Advisor”). The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Management Agreement.

1.

 Quality/Nature of Services of ARMI to the Fund.

The Trustees agreed that they were highly satisfied with the quality and nature of services the Fund receives from the Advisor; they were consistent with what the Trustees expected.  In particular, the Trustees noted:

•

The administrative services to the Fund provided by the Advisor, such as Blue Sky Filings, keeping board books, preparing the Annual Report, and arranging for a Fidelity Bond are at no cost to the Fund (normally these services are provided by an administrator and charged to the shareholder).

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION (CONTINUED)

SEPTEMBER 30, 2016 (UNAUDITED)

•

The Advisor pays the expenses of Rafferty Capital Markets, LLC, the Fund’s distributor.

•

The strong mid and long term performance of the Fund.

•

The Advisor’s compliance continues to operate at a high level.

•

The shareholders are benefitting from the quality of the Advisor’s trade execution.

The Trustees believe the Advisor continues to provide high quality services to shareholders of the Fund and they are optimistic about the future.

2.

   Management Fee

While the Trustees have been pleased with the fairly steady reduction of the Total Annual Fund Operating Expense Ratio since inception, the need to further minimize shareholder expenses was recognized.  A discussion was had regarding lowering the Management Fee to 1.15% from 1.20%.    This will also help the Fund be more competitive in the market.

Based on the Advisor’s performance and its high quality of service, the Board deems the Management Fee reasonable.  While the Management Fee remains above the peer industry average, the Trustees consider the high level of research and active management provided by the Advisor as a benefit to the Fund’s shareholders.  Additionally, as noted above, the Advisor takes on some additional administrative services that would otherwise be charged to the shareholders.  The Advisor does not manage similar products.

3.

Profitability

The Trustees reviewed the profitability of the Advisor.  Specifically, the Trustees considered the gross and net advisory fees earned by the Advisor as well as the direct expenses of the Advisor for servicing the Fund.  The Trustees reviewed the revenue, recoupment, and finances of the Advisor.  The Trustees concluded the profitability to be reasonable both in terms of dollars earned and as a percentage of revenue considering the services provided by the Advisor, and the profitability to be in-line with that in the industry.

4.

Economies of Scale and Other Benefits Advisor Receives

The Trustees discussed the following: assets under management increased during the past fiscal year by approximately $20MM.  With the increase in assets, economies of scale continue to begin to be realized.  As the Fund continues to grow, the Advisor will reevaluate its staffing needs.  The Trustees agreed that a strong Advisor with bolstered infrastructure should benefit shareholders.  Break points are not a relevant consideration at this time or in the foreseeable future.

Upon motion duly made and seconded, considering the criteria set forth above, the renewal of the Management Agreement was approved by the unanimous vote of the Trustees, including the disinterested Trustees.

Board of Trustees

Wade Coton

Kevin Gallagher

Norman Joseph Plourde

Investment Adviser

Adirondack Research and Management, Inc.

2390 Western Avenue

Guilderland, NY 12084

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43215

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA  19001

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Avenue, Suite 300A

Garden City, NY  11530

This report is provided for the general information of the shareholders of The Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date December 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date December 1, 2016

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date December 1, 2016

* Print the name and title of each signing officer under his or her signature.